Exhibit 99.2

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	SECOND QUARTER
			Percent Change
	2020	2019	Total	Operations	Currency
Sales to customers by
geographic area

U.S.	$ 9,539	10,403	(8.3)%	(8.3)	-

Europe	4,063	4,733	(14.2)	(11.5)	(2.7)
Western Hemisphere excluding U.S.	1,133	1,455	(22.1)	(8.9)	(13.2)
Asia-Pacific, Africa	3,601	3,971	(9.3)	(7.7)	(1.6)
International	8,797	10,159	(13.4)	(9.6)	(3.8)

Worldwide	$ 18,336	20,562	(10.8)%	(9.0)	(1.8)

Note: Percentages have been calculated using actual, non-rounded figures and, therefore, may not recalculate precisely.

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	SIX MONTHS
			Percent Change
	2020	2019	Total	Operations	Currency
Sales to customers by
geographic area

U.S.	$ 20,238	20,532	(1.4)%	(1.4)	-

Europe	8,890	9,342	(4.8)	(2.1)	(2.7)
Western Hemisphere excluding U.S.	2,635	2,958	(10.9)	(0.1)	(10.8)
Asia-Pacific, Africa	7,264	7,751	(6.3)	(4.9)	(1.4)
International	18,789	20,051	(6.3)	(2.9)	(3.4)

Worldwide	$ 39,027	40,583	(3.8)%	(2.2)	(1.6)

Note: Percentages have been calculated using actual, non-rounded figures and, therefore, may not recalculate precisely.

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	SECOND QUARTER
			Percent Change
	2020	2019	Total	Operations	Currency
Sales to customers by
segment of business

Consumer Health
U.S.	$1,557	1,537	1.3%	1.3	—
International	1,739	2,007	(13.4)	(7.4)	(6.0)
	3,296	3,544	(7.0)	(3.6)	(3.4)

Pharmaceutical
U.S.	6,120	5,783	5.8	5.8	—
International	4,632	4,746	(2.4)	1.4	(3.8)
	10,752	10,529	2.1	3.9	(1.8)

Medical Devices
U.S.	1,862	3,083	(39.6)	(39.6)	—
International	2,426	3,406	(28.8)	(26.4)	(2.4)
	4,288	6,489	(33.9)	(32.7)	(1.2)

U.S.	9,539	10,403	(8.3)	(8.3)	—
International	8,797	10,159	(13.4)	(9.6)	(3.8)
Worldwide	$18,336	20,562	(10.8)%	(9.0)	(1.8)

Note: Percentages have been calculated using actual, non-rounded figures and, therefore, may not recalculate precisely.

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	SIX MONTHS
			Percent Change
	2020	2019	Total	Operations	Currency
Sales to customers by
segment of business

Consumer Health
U.S.	$3,297	2,975	10.8%	10.8	-
International	3,624	3,887	(6.8)	(1.9)	(4.9)
	6,921	6,862	0.9	3.6	(2.7)

Pharmaceutical
U.S.	12,181	11,365	7.2	7.2	-
International	9,705	9,408	3.2	6.7	(3.5)
	21,886	20,773	5.4	7.0	(1.6)

Medical Devices
U.S.	4,760	6,192	(23.1)	(23.1)	-
International	5,460	6,756	(19.2)	(16.8)	(2.4)
	10,220	12,948	(21.1)	(19.8)	(1.3)

U.S.	20,238	20,532	(1.4)	(1.4)	-
International	18,789	20,051	(6.3)	(2.9)	(3.4)
Worldwide	$39,027	40,583	(3.8)%	(2.2)	(1.6)

Note: Percentages have been calculated using actual, non-rounded figures and, therefore, may not recalculate precisely.

Johnson & Johnson and Subsidiaries
Condensed Consolidated Statement of Earnings

(Unaudited; in Millions Except Per Share Figures)	SECOND QUARTER

	2020		2019		Percent
		Percent		Percent	Increase
	Amount	to Sales	Amount	to Sales	(Decrease)
Sales to customers	$18,336	100.0	$20,562	100.0	(10.8)
Cost of products sold	6,579	35.9	6,940	33.8	(5.2)
Gross Profit	11,757	64.1	13,622	66.2	(13.7)
Selling, marketing and administrative expenses	4,993	27.2	5,546	27.0	(10.0)
Research and development expense	2,707	14.8	2,666	13.0	1.5
In-process research and development	6	0.0	—	—
Interest (income) expense, net	26	0.2	(5)	0.0
Other (income) expense, net	24	0.1	(1,683)	(8.2)
Restructuring	61	0.3	57	0.2
Earnings before provision for taxes on income	3,940	21.5	7,041	34.2	(44.0)
Provision for taxes on income	314	1.7	1,434	6.9	(78.1)
Net earnings	$3,626	19.8	$5,607	27.3	(35.3)

Net earnings per share (Diluted)	$1.36		$2.08		(34.6)

Average shares outstanding (Diluted)	2,665.5		2,691.7

Effective tax rate	8.0%		20.4%

Adjusted earnings before provision for taxes and net earnings (1) (A)
Earnings before provision for taxes on income	$5,337	29.1	$8,614	41.9	(38.0)
Net earnings	$4,446	24.2	$6,950	33.8	(36.0)
Net earnings per share (Diluted)	$1.67		$2.58		(35.3)
Effective tax rate	16.7%		19.3%

(1) See Reconciliation of Non-GAAP Financial Measures.

(A) NON-GAAP FINANCIAL MEASURES "Adjusted earnings before provision for taxes on income," "adjusted net earnings," "adjusted net earnings per share (diluted)," and "adjusted effective tax rate" are non-GAAP financial measures and should not be considered replacements for GAAP results. The Company provides earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate on an adjusted basis because management believes that these measures provide useful information to investors. Among other things, these measures may assist investors in evaluating the Company's results of operations period over period. In various periods, these measures may exclude such items as intangible asset amortization expense, significant costs associated with acquisitions, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters). Special items may be highly variable, difficult to predict, and of a size that sometimes has substantial impact on the Company's reported results of operations for a period. Management uses these measures internally for planning, forecasting and evaluating the performances of the Company's businesses, including allocating resources and evaluating results relative to employee performance compensation targets. Unlike earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate prepared in accordance with GAAP, adjusted earnings before provision for taxes on income, adjusted net earnings, adjusted net earnings per share (diluted), and adjusted effective tax rate may not be comparable with the calculation of similar measures for other companies. The limitations of using these non-GAAP financial measures as performance measures are that they provide a view of the Company's results of operations without including all events during a period, such as intangible asset amortization expense, the effects of an acquisition, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters) and do not provide a comparable view of the Company's performance to other companies in the health care industry. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP.

Johnson & Johnson and Subsidiaries
Condensed Consolidated Statement of Earnings

(Unaudited; in Millions Except Per Share Figures)	SIX MONTHS

	2020		2019		Percent
		Percent		Percent	Increase
	Amount	to Sales	Amount	to Sales	(Decrease)
Sales to customers	$39,027	100.0	$40,583	100.0	(3.8)
Cost of products sold	13,641	35.0	13,555	33.4	0.6
Gross Profit	25,386	65.0	27,028	66.6	(6.1)
Selling, marketing and administrative expenses	10,196	26.1	10,765	26.5	(5.3)
Research and development expense	5,287	13.5	5,524	13.6	(4.3)
In-process research and development	6	0.0	890	2.2
Interest (income) expense, net	(16)	0.0	(2)	0.0
Other (income) expense, net	(655)	(1.7)	(1,705)	(4.2)
Restructuring	119	0.3	93	0.3
Earnings before provision for taxes on income	10,449	26.8	11,463	28.2	(8.8)
Provision for taxes on income	1,027	2.7	2,107	5.1	(51.3)
Net earnings	$9,422	24.1	$9,356	23.1	0.7

Net earnings per share (Diluted)	$3.53		$3.47		1.7

Average shares outstanding (Diluted)	2,671.0		2,697.0

Effective tax rate	9.8%		18.4%

Adjusted earnings before provision for taxes and net earnings (1) (A)
Earnings before provision for taxes on income	$12,581	32.2	$15,481	38.1	(18.7)
Net earnings	$10,600	27.2	$12,611	31.1	(15.9)
Net earnings per share (Diluted)	$3.97		$4.68		(15.2)
Effective tax rate	15.7%		18.5%

(1) See Reconciliation of Non-GAAP Financial Measures.

(A) NON-GAAP FINANCIAL MEASURES "Adjusted earnings before provision for taxes on income," "adjusted net earnings," "adjusted net earnings per share (diluted)," and "adjusted effective tax rate" are non-GAAP financial measures and should not be considered replacements for GAAP results. The Company provides earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate on an adjusted basis because management believes that these measures provide useful information to investors. Among other things, these measures may assist investors in evaluating the Company's results of operations period over period. In various periods, these measures may exclude such items as intangible asset amortization expense, significant costs associated with acquisitions, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters). Special items may be highly variable, difficult to predict, and of a size that sometimes has substantial impact on the Company's reported results of operations for a period. Management uses these measures internally for planning, forecasting and evaluating the performances of the Company's businesses, including allocating resources and evaluating results relative to employee performance compensation targets. Unlike earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate prepared in accordance with GAAP, adjusted earnings before provision for taxes on income, adjusted net earnings, adjusted net earnings per share (diluted), and adjusted effective tax rate may not be comparable with the calculation of similar measures for other companies. The limitations of using these non-GAAP financial measures as performance measures are that they provide a view of the Company's results of operations without including all events during a period, such as intangible asset amortization expense, the effects of an acquisition, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters) and do not provide a comparable view of the Company's performance to other companies in the health care industry. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP.

Johnson & Johnson and Subsidiaries
Reconciliation of Non-GAAP Financial Measures
	Second Quarter
(Dollars in Millions Except Per Share Data)	2020	2019
Net Earnings, after-tax as reported	$3,626	$5,607

Pre-tax Adjustments
Intangible Asset Amortization expense	1,127	1,118
Litigation expense, net	613	409
IPR&D	6	—
Restructuring related	115	142
Acquisition and Integration related	29	55
Unrealized (gains)/losses on securities	(533)	(148)
Medical Device Regulation [1]	37	—
Other	3	(3)

Tax Adjustments
Tax impact on special item adjustments [2]	(253)	(230)
Tax legislation and related impacts	(324)	—
Adjusted Net Earnings, after-tax	$4,446	$6,950
Average shares outstanding (Diluted)	2,665.5	2,691.7
Adjusted net earnings per share (Diluted)	$1.67	$2.58
Operational adjusted net earnings per share (Diluted)	$1.69

Notes:

[1] European Medical Device Regulation (MDR) costs represent one-time compliance costs for the Company’s previously registered products. MDR is a replacement of the existing European Medical Devices Directive regulatory framework, and manufacturers of currently marketed medical devices are required to comply with EU MDR beginning in May 2021. The Company considers the adoption of EU MDR to be a significant one-time regulatory change and is not indicative of on-going operations. The Company has excluded only external third-party regulatory and consulting costs from its Medical Devices operating segments' measures of profit and loss used for making operating decisions and assessing performance.

[2] The tax impact related to special item adjustments reflects the current and deferred income taxes associated with the above pre-tax special items in arriving at adjusted earnings.

Johnson & Johnson and Subsidiaries
Reconciliation of Non-GAAP Financial Measures

	Six Months Ended
(Dollars in Millions Except Per Share Data)	2020	2019
Net Earnings, after-tax as reported	$9,422	$9,356

Pre-tax Adjustments
Intangible Asset Amortization expense	2,245	2,248
Litigation expense, net	733	832
IPR&D	6	890
Restructuring related	233	232
Acquisition and Integration related ¹	(933)	122
Unrealized (gains)/losses on securities	(206)	(306)
Medical Device Regulation [2]	51	-
Other	3	-

Tax Adjustments
Tax impact on special item adjustments [3]	(520)	(763)
Tax legislation and related impacts	(434)	-
Adjusted Net Earnings, after-tax	$10,600	$12,611
Average shares outstanding (Diluted)	2,671.0	2,697.0
Adjusted net earnings per share (Diluted)	$3.97	$4.68
Operational adjusted net earnings per share (Diluted)	$4.01

Notes:

[1] Acquisition and integration related costs for the six months of 2020 primarily includes a $983M Contingent Consideration reversal related to the timing of certain developmental milestones associated with the Auris Health acquisition.

[2] European Medical Device Regulation (MDR) costs represent one-time compliance costs for the Company’s previously registered products. MDR is a replacement of the existing European Medical Devices Directive regulatory framework, and manufacturers of currently marketed medical devices are required to comply with EU MDR beginning in May 2021. The Company considers the adoption of EU MDR to be a significant one-time regulatory change and is not indicative of on-going operations. The Company has excluded only external third-party regulatory and consulting costs from its Medical Devices operating segments' measures of profit and loss used for making operating decisions and assessing performance.

[3] The tax impact related to special item adjustments reflects the current and deferred income taxes associated with the above pre-tax special items in arriving at adjusted earnings.

Johnson & Johnson and Subsidiaries
Reconciliation of Non-GAAP Financial Measure

Adjusted Operational Sales Growth (A)
SECOND QUARTER 2020 ACTUAL vs. 2019 ACTUAL

Segments
	Consumer Health	Pharmaceutical	Medical Devices	Total
WW As Reported	(7.0)%	2.1%	(33.9)%	(10.8)%
U.S.	1.3%	5.8%	(39.6)%	(8.3)%
International	(13.4)%	(2.4)%	(28.8)%	(13.4)%

WW Currency	(3.4)	(1.8)	(1.2)	(1.8)
U.S.	—	—	—	—
International	(6.0)	(3.8)	(2.4)	(3.8)

WW Operational	(3.6)%	3.9%	(32.7)%	(9.0)%
U.S.	1.3%	5.8%	(39.6)%	(8.3)%
International	(7.4)%	1.4%	(26.4)%	(9.6)%

General Surgery
Advanced Sterilization Products			0.1	0.1
U.S.			0.0	0.0
International			0.3	0.2

Baby Care
Baby Center	0.3			0.0
U.S.	0.7			0.1
International	0.0			0.0

All Other Acquisitions and Divestitures	0.0	0.0	0.1	0.1
U.S.	0.0	0.0	0.1	0.0
International	(0.1)	0.1	0.0	0.0

WW Adjusted Operational	(3.4)%	3.9%	(32.5)%	(8.8)%
U.S.	2.0%	5.8%	(39.5)%	(8.1)%
International	(7.5)%	1.5%	(26.1)%	(9.4)%

Note: Percentages are based on actual, non-rounded figures and may not sum

(A) NON-GAAP FINANCIAL MEASURE “Adjusted operational sales growth" excludes acquisitions, divestitures and translational currency and is a non-GAAP financial measure. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP. Due to the variable nature of acquisitions and divestitures, and the impact they may have on the analysis of underlying business performance and trends, management believes that providing this measure enhances an investor’s understanding of the Company’s performance and may assist in the evaluation of ongoing business operations period over period. This non-GAAP financial measure is presented to permit investors to more fully understand how management assesses the performance of the Company, including for internal evaluation of the performance of the Company's businesses and planning and forecasting for future periods. The use of this non-GAAP financial measure as a performance measure is limited in that it provides a view of the Company's results of operations without including all events during a period and may not provide a comparable view of the Company's performance to that of other companies in the health care industry.

Johnson & Johnson and Subsidiaries
Reconciliation of Non-GAAP Financial Measure

Adjusted Operational Sales Growth (A)
SIX MONTHS 2020 ACTUAL vs. 2019 ACTUAL

Segments
	Consumer Health	Pharmaceutical	Medical Devices	Total
WW As Reported	0.9%	5.4%	(21.1)%	(3.8)%
U.S.	10.8%	7.2%	(23.1)%	(1.4)%
International	(6.8)%	3.2%	(19.2)%	(6.3)%

WW Currency	(2.7)	(1.6)	(1.3)	(1.6)
U.S.	—	—	—	—
International	(4.9)	(3.5)	(2.4)	(3.4)

WW Operational	3.6%	7.0%	(19.8)%	(2.2)%
U.S.	10.8%	7.2%	(23.1)%	(1.4)%
International	(1.9)%	6.7%	(16.8)%	(2.9)%

Skin Health / Beauty
Dr. Ci Labo - Japan	(0.2)			0.0
U.S.	0.0			0.0
International	(0.4)			(0.1)

General Surgery
Advanced Sterilization Products			1.0	0.4
U.S.			1.1	0.4
International			0.9	0.4

Baby Care
Baby Center	0.3			0.0
U.S.	0.7			0.1
International	0.0			0.0

All Other Acquisitions and Divestitures	(0.1)	0.1	0.0	0.0
U.S.	0.0	0.1	0.0	0.1
International	(0.2)	0.0	0.0	0.0

WW Adjusted Operational	3.6%	7.0%	(18.8)%	(1.7)%
U.S.	11.5%	7.2%	(22.0)%	(0.8)%
International	(2.5)%	6.7%	(15.9)%	(2.6)%

Note: Percentages are based on actual, non-rounded figures and may not sum

(A) NON-GAAP FINANCIAL MEASURE “Adjusted operational sales growth" excludes acquisitions, divestitures and translational currency and is a non-GAAP financial measure. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP. Due to the variable nature of acquisitions and divestitures, and the impact they may have on the analysis of underlying business performance and trends, management believes that providing this measure enhances an investor’s understanding of the Company’s performance and may assist in the evaluation of ongoing business operations period over period. This non-GAAP financial measure is presented to permit investors to more fully understand how management assesses the performance of the Company, including for internal evaluation of the performance of the Company's businesses and planning and forecasting for future periods. The use of this non-GAAP financial measure as a performance measure is limited in that it provides a view of the Company's results of operations without including all events during a period and may not provide a comparable view of the Company's performance to that of other companies in the health care industry.

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	SECOND QUARTER
			% Change
	2020	2019	Reported	Operational (1)	Currency
CONSUMER HEALTH SEGMENT (2) (3)

BABY CARE
US	$96	99	(3.5)%	(3.5)%	—%
Intl	260	344	(24.3)	(16.6)	(7.7)
WW	356	443	(19.7)	(13.6)	(6.1)

ORAL CARE
US	170	155	9.7	9.7	—
Intl	227	234	(2.8)	4.0	(6.8)
WW	397	389	2.2	6.3	(4.1)

OTC
US	627	484	29.6	29.6	—
Intl	522	580	(10.1)	(5.0)	(5.1)
WW	1,149	1,064	7.9	10.7	(2.8)

SKIN HEALTH / BEAUTY (4)
US	536	663	(19.2)	(19.2)	—
Intl	471	539	(12.5)	(8.2)	(4.3)
WW	1,007	1,202	(16.2)	(14.3)	(1.9)

WOMEN'S HEALTH
US	3	3	(2.9)	(2.9)	—
Intl	199	250	(20.4)	(12.0)	(8.4)
WW	202	253	(20.1)	(11.8)	(8.3)

WOUND CARE / OTHER
US	126	132	(4.7)	(4.7)	—
Intl	59	61	(2.4)	3.7	(6.1)
WW	185	193	(4.0)	(2.1)	(1.9)

TOTAL CONSUMER HEALTH
US	1,557	1,537	1.3	1.3	—
Intl	1,739	2,007	(13.4)	(7.4)	(6.0)
WW	$3,296	3,544	(7.0)%	(3.6)%	(3.4)%

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	SECOND QUARTER
			% Change
	2020	2019	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (5)

IMMUNOLOGY
US	$2,362	2,379	(0.7)%	(0.7)%	—%
Intl	1,161	1,087	6.8	11.0	(4.2)
WW	3,523	3,466	1.6	3.0	(1.4)
REMICADE
US	593	801	(25.8)	(25.8)	—
US Exports (6)	133	62	*	*	—
Intl	208	244	(14.5)	(8.7)	(5.8)
WW	935	1,107	(15.5)	(14.2)	(1.3)
SIMPONI / SIMPONI ARIA
US	256	281	(8.7)	(8.7)	—
Intl	289	282	2.6	6.8	(4.2)
WW	546	563	(3.0)	(0.9)	(2.1)
STELARA
US	1,138	1,058	7.5	7.5	—
Intl	558	499	11.9	15.5	(3.6)
WW	1,697	1,558	8.9	10.1	(1.2)
TREMFYA
US	241	176	36.7	36.7	—
Intl	101	59	71.0	73.4	(2.4)
WW	342	235	45.4	46.0	(0.6)
OTHER IMMUNOLOGY
US	—	—	—	—	—
Intl	3	3	11.8	21.6	(9.8)
WW	3	3	11.8	21.6	(9.8)

INFECTIOUS DISEASES
US	416	387	7.4	7.4	—
Intl	463	475	(2.5)	2.6	(5.1)
WW	878	862	1.9	4.7	(2.8)
EDURANT / rilpivirine
US	10	12	(14.0)	(14.0)	—
Intl	246	198	24.5	27.7	(3.2)
WW	256	210	22.2	25.2	(3.0)
PREZISTA / PREZCOBIX / REZOLSTA / SYMTUZA
US	379	344	10.5	10.5	—
Intl	130	191	(32.0)	(26.1)	(5.9)
WW	510	535	(4.7)	(2.6)	(2.1)
OTHER INFECTIOUS DISEASES
US	25	31	(18.7)	(18.7)	—
Intl	87	86	1.0	8.7	(7.7)
WW	113	117	(4.2)	1.5	(5.7)

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	SECOND QUARTER
			% Change
	2020	2019	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (5) (Continued)

NEUROSCIENCE
US	$778	664	17.4%	17.4%	—%
Intl	809	875	(7.6)	(4.1)	(3.5)
WW	1,587	1,538	3.2	5.2	(2.0)
CONCERTA / methylphenidate
US	55	15	*	*	—
Intl	94	123	(23.0)	(20.2)	(2.8)
WW	149	137	8.7	11.2	(2.5)
INVEGA SUSTENNA / XEPLION / INVEGA
TRINZA / TREVICTA
US	576	506	13.8	13.8	—
Intl	303	312	(2.8)	0.3	(3.1)
WW	879	818	7.5	8.6	(1.1)
RISPERDAL CONSTA
US	74	81	(9.3)	(9.3)	—
Intl	79	101	(21.2)	(18.1)	(3.1)
WW	153	182	(15.9)	(14.2)	(1.7)
OTHER NEUROSCIENCE
US	75	62	21.5	21.5	—
Intl	331	340	(2.5)	1.7	(4.2)
WW	406	401	1.2	4.7	(3.5)

ONCOLOGY
US	1,181	1,013	16.6	16.6	—
Intl	1,609	1,684	(4.4)	(0.9)	(3.5)
WW	2,791	2,697	3.5	5.7	(2.2)
DARZALEX
US	492	369	32.9	32.9	—
Intl	409	405	1.2	5.9	(4.7)
WW	901	774	16.3	18.8	(2.5)
ERLEADA
US	136	62	*	*	—
Intl	33	7	*	*	*
WW	170	69	*	*	*
IMBRUVICA
US	447	367	21.5	21.5	—
Intl	502	463	8.3	13.4	(5.1)
WW	949	831	14.1	17.0	(2.9)
VELCADE
US	—	—	—	—	—
Intl	98	224	(56.1)	(55.2)	(0.9)
WW	98	224	(56.1)	(55.2)	(0.9)
ZYTIGA / abiraterone acetate
US	87	198	(55.6)	(55.6)	—
Intl	480	500	(3.9)	(2.0)	(1.9)
WW	568	698	(18.6)	(17.2)	(1.4)
OTHER ONCOLOGY
US	20	16	22.9	22.9	—
Intl	87	85	2.2	5.9	(3.7)
WW	106	101	5.5	8.6	(3.1)
See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	SECOND QUARTER
			% Change
	2020	2019	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (5) (Continued)

PULMONARY HYPERTENSION
US	$545	439	24.2%	24.2%	—%
Intl	243	251	(3.3)	(1.0)	(2.3)
WW	789	690	14.2	15.0	(0.8)
OPSUMIT
US	256	203	26.1	26.1	—
Intl	150	146	3.0	5.7	(2.7)
WW	406	348	16.5	17.6	(1.1)
UPTRAVI
US	254	175	44.5	44.5	—
Intl	28	28	4.0	7.3	(3.3)
WW	282	203	39.0	39.5	(0.5)
OTHER PULMONARY HYPERTENSION
US	37	61	(40.2)	(40.2)	—
Intl	64	78	(17.6)	(16.4)	(1.2)
WW	101	140	(27.5)	(26.9)	(0.6)

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	SECOND QUARTER
			% Change
	2020	2019	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (5) Continued)

CARDIOVASCULAR / METABOLISM / OTHER
US	$837	902	(7.2)%	(7.2)%	—%
Intl	347	373	(7.0)	(2.4)	(4.6)
WW	1,184	1,275	(7.1)	(5.8)	(1.3)
XARELTO
US	559	549	1.7	1.7	—
Intl	—	—	—	—	—
WW	559	549	1.7	1.7	—
INVOKANA / INVOKAMET
US	132	132	(0.8)	(0.8)	—
Intl	47	43	9.1	14.8	(5.7)
WW	179	177	1.6	3.1	(1.5)
PROCRIT / EPREX
US	70	113	(38.3)	(38.3)	—
Intl	66	70	(5.0)	(2.3)	(2.7)
WW	136	183	(25.6)	(24.6)	(1.0)
OTHER
US	78	107	(27.7)	(27.7)	—
Intl	234	260	(10.2)	(5.3)	(4.9)
WW	312	368	(15.3)	(11.8)	(3.5)

TOTAL PHARMACEUTICAL
US	6,120	5,783	5.8	5.8	—
Intl	4,632	4,746	(2.4)	1.4	(3.8)
WW	$10,752	10,529	2.1%	3.9%	(1.8)%

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	SECOND QUARTER
			% Change
	2020	2019	Reported	Operational (1)	Currency
MEDICAL DEVICES SEGMENT (2) (5)

INTERVENTIONAL SOLUTIONS
US	$255	366	(30.5)%	(30.5)%	—%
Intl	335	385	(12.8)	(10.9)	(1.9)
WW	590	750	(21.5)	(20.5)	(1.0)

ORTHOPAEDICS
US	869	1,331	(34.7)	(34.7)	—
Intl	583	894	(34.8)	(32.6)	(2.2)
WW	1,451	2,224	(34.7)	(33.9)	(0.8)

HIPS
US	137	216	(36.5)	(36.5)	—
Intl	88	147	(39.8)	(37.3)	(2.5)
WW	226	364	(37.8)	(36.8)	(1.0)

KNEES
US	108	218	(50.5)	(50.5)	—
Intl	66	153	(56.8)	(55.3)	(1.5)
WW	174	372	(53.1)	(52.5)	(0.6)

TRAUMA
US	354	407	(12.9)	(12.9)	—
Intl	198	265	(25.2)	(22.6)	(2.6)
WW	553	672	(17.8)	(16.7)	(1.1)

SPINE, SPORTS & OTHER (7)
US	270	490	(45.0)	(45.0)	—
Intl	230	328	(29.9)	(27.9)	(2.0)
WW	499	818	(39.0)	(38.2)	(0.8)

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	SECOND QUARTER
			% Change
	2020	2019	Reported	Operational (1)	Currency
MEDICAL DEVICES SEGMENT (2) (5) (Continued)

SURGERY
US	$490	926	(47.0)%	(47.0)%	—%
Intl	1,060	1,427	(25.7)	(22.6)	(3.1)
WW	1,551	2,353	(34.1)	(32.2)	(1.9)

ADVANCED
US	277	396	(30.0)	(30.0)	—
Intl	498	633	(21.2)	(18.4)	(2.8)
WW	775	1,029	(24.6)	(22.9)	(1.7)

GENERAL
US	213	530	(59.8)	(59.8)	—
Intl	562	794	(29.2)	(26.0)	(3.2)
WW	775	1,325	(41.5)	(39.5)	(2.0)

VISION
US	248	461	(46.1)	(46.1)	—
Intl	447	701	(36.1)	(34.8)	(1.3)
WW	695	1,161	(40.1)	(39.3)	(0.8)

CONTACT LENSES / OTHER
US	203	333	(39.0)	(39.0)	—
Intl	352	509	(30.9)	(29.6)	(1.3)
WW	554	842	(34.1)	(33.3)	(0.8)
SURGICAL
US	45	128	(64.6)	(64.6)	—
Intl	96	191	(49.9)	(48.8)	(1.1)
WW	141	319	(55.8)	(55.2)	(0.6)

TOTAL MEDICAL DEVICES
US	1,862	3,083	(39.6)	(39.6)	—
Intl	2,426	3,406	(28.8)	(26.4)	(2.4)
WW	$4,288	6,489	(33.9)%	(32.7)%	(1.2)%

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	SIX MONTHS
			% Change
	2020	2019	Reported	Operational (1)	Currency
CONSUMER HEALTH SEGMENT (2) (3)

BABY CARE
US	$188	186	1.2%	1.2%	—%
Intl	529	651	(18.7)	(12.6)	(6.1)
WW	717	837	(14.3)	(9.5)	(4.8)

ORAL CARE
US	346	306	12.9	12.9	—
Intl	446	450	(0.8)	4.6	(5.4)
WW	792	756	4.8	8.0	(3.2)

OTC
US	1,316	991	32.8	32.8	—
Intl	1,181	1,160	1.8	6.0	(4.2)
WW	2,497	2,151	16.1	18.3	(2.2)

SKIN HEALTH / BEAUTY (4)
US	1,195	1,251	(4.5)	(4.5)	—
Intl	929	1,041	(10.7)	(7.4)	(3.3)
WW	2,124	2,292	(7.3)	(5.8)	(1.5)

WOMEN'S HEALTH
US	7	6	14.3	14.3	—
Intl	427	472	(9.6)	(2.1)	(7.5)
WW	434	478	(9.3)	(1.9)	(7.4)

WOUND CARE / OTHER
US	245	234	4.7	4.7	—
Intl	111	114	(1.9)	2.8	(4.7)
WW	356	348	2.6	4.1	(1.5)

TOTAL CONSUMER HEALTH
US	3,297	2,975	10.8	10.8	—
Intl	3,624	3,887	(6.8)	(1.9)	(4.9)
WW	$6,921	6,862	0.9%	3.6%	(2.7)%

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	SIX MONTHS
			% Change
	2020	2019	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (5)

IMMUNOLOGY
US	$4,772	4,542	5.1%	5.1%	—%
Intl	2,389	2,175	9.8	13.7	(3.9)
WW	7,161	6,717	6.6	7.9	(1.3)
REMICADE
US	1,218	1,575	(22.7)	(22.7)	—
US Exports (6)	243	138	75.7	75.7	—
Intl	464	496	(6.4)	(1.6)	(4.8)
WW	1,925	2,209	(12.9)	(11.8)	(1.1)
SIMPONI / SIMPONI ARIA
US	528	544	(2.9)	(2.9)	—
Intl	547	543	0.8	4.8	(4.0)
WW	1,075	1,087	(1.1)	1.0	(2.1)
STELARA
US	2,355	1,940	21.4	21.4	—
Intl	1,161	1,022	13.6	16.9	(3.3)
WW	3,516	2,963	18.7	19.8	(1.1)
TREMFYA
US	428	344	24.4	24.4	—
Intl	210	108	94.0	97.1	(3.1)
WW	638	452	41.1	41.8	(0.7)
OTHER IMMUNOLOGY
US	—	—	—	—	—
Intl	6	6	2.7	8.4	(5.7)
WW	6	6	2.7	8.4	(5.7)

INFECTIOUS DISEASES
US	852	744	14.5	14.5	—
Intl	946	964	(1.8)	2.7	(4.5)
WW	1,798	1,708	5.3	7.8	(2.5)
EDURANT / rilpivirine
US	22	24	(6.9)	(6.9)	—
Intl	458	397	15.4	18.4	(3.0)
WW	480	421	14.1	17.0	(2.9)
PREZISTA / PREZCOBIX / REZOLSTA / SYMTUZA
US	775	659	17.7	17.7	—
Intl	314	399	(21.4)	(15.8)	(5.6)
WW	1,089	1,058	2.9	5.0	(2.1)
OTHER INFECTIOUS DISEASES
US	54	61	(11.2)	(11.2)	—
Intl	174	168	3.8	9.4	(5.6)
WW	229	229	(0.2)	3.9	(4.1)

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	SIX MONTHS
			% Change
	2020	2019	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (5) (Continued)

NEUROSCIENCE
US	$1,526	1,387	10.1%	10.1%	—%
Intl	1,719	1,780	(3.5)	(0.5)	(3.0)
WW	3,245	3,167	2.5	4.1	(1.6)
CONCERTA / methylphenidate
US	107	112	(4.2)	(4.2)	—
Intl	212	239	(11.0)	(8.6)	(2.4)
WW	320	351	(8.9)	(7.2)	(1.7)
INVEGA SUSTENNA / XEPLION / INVEGA
TRINZA / TREVICTA
US	1,120	989	13.2	13.2	—
Intl	642	619	3.7	6.7	(3.0)
WW	1,762	1,608	9.5	10.7	(1.2)
RISPERDAL CONSTA
US	150	158	(4.9)	(4.9)	—
Intl	173	203	(14.9)	(11.9)	(3.0)
WW	323	361	(10.5)	(8.9)	(1.6)
OTHER NEUROSCIENCE
US	150	128	16.8	16.8	—
Intl	691	719	(3.9)	(0.8)	(3.1)
WW	841	847	(0.7)	1.8	(2.5)

ONCOLOGY
US	2,356	1,975	19.3	19.3	—
Intl	3,448	3,240	6.4	9.9	(3.5)
WW	5,804	5,215	11.3	13.5	(2.2)
DARZALEX
US	955	721	32.3	32.3	—
Intl	883	682	29.6	34.7	(5.1)
WW	1,838	1,403	31.0	33.5	(2.5)
ERLEADA
US	255	120	*	*	—
Intl	57	10	*	*	*
WW	313	130	*	*	*
IMBRUVICA
US	879	716	22.6	22.6	—
Intl	1,101	898	22.6	27.4	(4.8)
WW	1,980	1,615	22.6	25.3	(2.7)
VELCADE
US	—	—	—	—	—
Intl	206	487	(57.7)	(56.9)	(0.8)
WW	206	487	(57.7)	(56.9)	(0.8)
ZYTIGA / abiraterone acetate
US	226	383	(40.9)	(40.9)	—
Intl	1,032	994	3.8	6.1	(2.3)
WW	1,258	1,377	(8.6)	(7.0)	(1.6)
OTHER ONCOLOGY
US	42	34	21.4	21.4	—
Intl	169	169	(0.3)	3.3	(3.6)
WW	210	203	3.4	6.3	(2.9)
See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	SIX MONTHS
			% Change
	2020	2019	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (5) (Continued)

PULMONARY HYPERTENSION
US	$1,031	869	18.7%	18.7%	—%
Intl	503	477	5.3	7.9	(2.6)
WW	1,534	1,346	13.9	14.9	(1.0)
OPSUMIT
US	485	375	29.3	29.3	—
Intl	310	279	11.2	14.1	(2.9)
WW	795	654	21.6	22.8	(1.2)
UPTRAVI
US	466	351	32.6	32.6	—
Intl	66	50	33.6	37.6	(4.0)
WW	532	401	32.7	33.2	(0.5)
OTHER PULMONARY HYPERTENSION
US	81	143	(43.5)	(43.5)	—
Intl	126	149	(15.1)	(13.7)	(1.4)
WW	207	292	(29.0)	(28.3)	(0.7)

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	SIX MONTHS
			% Change
	2020	2019	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (5) (Continued)

CARDIOVASCULAR / METABOLISM / OTHER
US	$1,643	1,849	(11.1)%	(11.1)%	—%
Intl	701	771	(9.1)	(5.6)	(3.5)
WW	2,344	2,620	(10.5)	(9.5)	(1.0)
XARELTO
US	1,086	1,091	(0.5)	(0.5)	—
Intl	—	—	—	—	—
WW	1,086	1,091	(0.5)	(0.5)	—
INVOKANA / INVOKAMET
US	249	286	(13.0)	(13.0)	—
Intl	105	92	14.1	18.1	(4.0)
WW	354	379	(6.4)	(5.5)	(0.9)
PROCRIT / EPREX
US	146	261	(44.1)	(44.1)	—
Intl	145	148	(2.2)	(0.1)	(2.1)
WW	291	409	(28.9)	(28.2)	(0.7)
OTHER
US	163	211	(22.9)	(22.9)	—
Intl	451	531	(15.0)	(11.3)	(3.7)
WW	614	742	(17.3)	(14.6)	(2.7)

TOTAL PHARMACEUTICAL
US	12,181	11,365	7.2	7.2	—
Intl	9,705	9,408	3.2	6.7	(3.5)
WW	$21,886	20,773	5.4%	7.0%	(1.6)%

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	SIX MONTHS
			% Change
	2020	2019	Reported	Operational (1)	Currency
MEDICAL DEVICES SEGMENT (2) (5)

INTERVENTIONAL SOLUTIONS
US	$620	709	(12.6)%	(12.6)%	—%
Intl	697	774	(9.9)	(8.0)	(1.9)
WW	1,317	1,482	(11.2)	(10.2)	(1.0)

ORTHOPAEDICS
US	2,119	2,649	(20.0)	(20.0)	—
Intl	1,371	1,779	(22.9)	(20.6)	(2.3)
WW	3,489	4,428	(21.2)	(20.3)	(0.9)

HIPS
US	343	429	(20.1)	(20.1)	—
Intl	220	295	(25.4)	(22.8)	(2.6)
WW	563	725	(22.3)	(21.2)	(1.1)

KNEES
US	322	441	(27.1)	(27.1)	—
Intl	196	299	(34.6)	(32.7)	(1.9)
WW	517	741	(30.1)	(29.3)	(0.8)

TRAUMA
US	761	824	(7.6)	(7.6)	—
Intl	445	533	(16.5)	(13.9)	(2.6)
WW	1,207	1,357	(11.1)	(10.0)	(1.1)

SPINE, SPORTS & OTHER (7)
US	693	955	(27.4)	(27.4)	—
Intl	510	651	(21.7)	(19.6)	(2.1)
WW	1,202	1,606	(25.1)	(24.3)	(0.8)

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	SIX MONTHS
			% Change
	2020	2019	Reported	Operational (1)	Currency
MEDICAL DEVICES SEGMENT (2) (5) (Continued)

SURGERY
US	$1,334	1,927	(30.8)%	(30.8)%	—%
Intl	2,317	2,821	(17.9)	(14.8)	(3.1)
WW	3,651	4,748	(23.1)	(21.3)	(1.8)

ADVANCED
US	658	800	(17.7)	(17.7)	—
Intl	1,065	1,209	(11.9)	(8.9)	(3.0)
WW	1,723	2,009	(14.2)	(12.4)	(1.8)

GENERAL
US	676	1,127	(40.0)	(40.0)	—
Intl	1,252	1,612	(22.4)	(19.2)	(3.2)
WW	1,928	2,739	(29.6)	(27.8)	(1.8)

VISION
US	687	907	(24.2)	(24.2)	—
Intl	1,075	1,383	(22.3)	(20.8)	(1.5)
WW	1,762	2,290	(23.0)	(22.2)	(0.8)

CONTACT LENSES / OTHER
US	549	654	(16.1)	(16.1)	—
Intl	819	1,011	(19.0)	(17.6)	(1.4)
WW	1,368	1,666	(17.9)	(17.0)	(0.9)
SURGICAL
US	138	253	(45.3)	(45.3)	—
Intl	256	371	(31.0)	(29.6)	(1.4)
WW	394	624	(36.8)	(36.0)	(0.8)

TOTAL MEDICAL DEVICES
US	4,760	6,192	(23.1)	(23.1)	—
Intl	5,460	6,756	(19.2)	(16.8)	(2.4)
WW	$10,220	12,948	(21.1)%	(19.8)%	(1.3)%

Note: Column and rows within tables may not add due to rounding. Percentages have been calculated using actual, non-
rounded figures and, therefore, may not recalculate precisely.

* Percentage greater than 100% or not meaningful
(1) Operational growth excludes the effect of translational currency
(2) Unaudited
(3) Previously referred to as Consumer
(4) Previously referred to as Beauty
(5) Certain prior year amounts have been reclassified to conform to current year product disclosures
(6) Reported as U.S. sales
(7) Previously referred to as Spine & Other